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                                                                   EXHIBIT 10.39

                              AMENDMENT NO. 1 TO
                              TERM LOAN AGREEMENT


        AMENDMENT NO. 1 to TERM LOAN AGREEMENT, dated as of April 1, 1993 (this "Amendment") between (i) COGEN TECHNOLOGIES CAMDEN GP LIMITED PARTNERSHIP, a Delaware limited partnership (the "Borrower"), of which COGEN TECHNOLOGIES CAMDEN, INC., a Texas corporation (the "General Partner") is the sole general partner and (ii) GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital" or the "Lender").

                             W I T N E S S E T H
                             - - - - - - - - - -

        WHEREAS, the Borrower and the Lender are parties to that certain Term Loan Agreement, dated as of February 4, 1992 (as amended, modified or supplemented from time to time, the "Loan Agreement");

        WHEREAS, the Borrower has requested the Lender to amend certain provisions of the Loan Agreement and the Lender has agreed to do so;

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

        1. Definitions. Unless otherwise defined herein, all terms used herein which are defined in the Loan Agreement shall have their respective meanings as therein defined.

        2. Amendment to Section 2.1 (Term Loan Commitment). Section 2.1 of the Loan Agreement is hereby amended by deleting the phrase "(i) the lesser of $36,500,000" and inserting, in lieu thereof, the following phrase: "the lesser of (i) $36,500,000 or, so long as the City of Camden Letter of Credit is outstanding, $36,373,634."

        3. Amendment to Section 8 of the Agreement (Events of Default). Section 8(a) of the Agreement is hereby amended in its entirety as follows:

        "(a) As of the first day of February, May, August or November, any principal of or interest on any Term Loan then or theretofore payable shall not have been paid in full; or any fee or any other amount payable to the Lender hereunder or under the Term Note or under any other Transaction Document shall not be paid when due and shall remain unpaid for five or more days; or".

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counterparts, taken together, shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

                                COGEN TECHNOLOGIES CAMDEN GP
                                    LIMITED PARTNERSHIP

                                By:   COGEN TECHNOLOGIES CAMDEN, INC.,
                                         its sole general partner

                                      By: /s/ [Signature appears here]
                                         --------------------------------
                                          Title: Vice President

                                GENERAL ELECTRIC CAPITAL
                                    CORPORATION, as a Lender


                                By: /s/  M. J. Tzongrakin
                                   -------------------------------------
                                   Title: Manager-Operations